UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2012

Corporate Capital Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission file number:  814-00827

Maryland	27-2857503
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

CNL Center at City Commons 450 South Orange Avenue Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (866) 745-3797

___________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 2012, Corporate Capital Trust, Inc. (the “Company”) entered into an Amendment (the “Amendment”) to the March 14, 2012 Amended and Restated Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) among the Company, CNL Fund Advisors Company and KKR Asset Management LLC (collectively, the “Advisors”).

As previously reported, pursuant to the Expense Support Agreement, among other things, (i) the Advisors jointly and severally agreed to pay specified proportions of the Company’s operating expenses (as more particularly defined) (“Expense Support Payments”) during the period that began on June 16, 2011 (when the Company satisfied the minimum offering requirement under its continuous public offering) and ended on June 30, 2012, (ii) the Company agreed to reimburse the Advisors pro rata based on the total aggregate Expense Support Payments made by each Advisor, and (iii) it was agreed that such reimbursement would be made as promptly as possible after the conclusion of each fiscal year, but only to the extent the reimbursement would not cause the Company’s other operating expenses (as more particularly defined) to exceed 1.91% (the “Reimbursement Limit Percentage”) of average net assets attributable to common shares for such fiscal year after taking that reimbursement into account.

The Amendment reduces the Reimbursement Limit Percentage to 1.75%.  No other modifications have been made to the terms and conditions of the Expense Support Agreement.

The foregoing description is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference into this Item 1.01 of Form 8-K, and the full text of the previously filed Expense Support Agreement.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Amendment, dated December 31, 2012, to Amended and Restated Expense Support and Conditional Reimbursement Agreement

Forward-Looking Statements

Certain statements in this report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements generally are characterized by the use of terms such as “may,” “will,” “should,” “plan,” “anticipate,” “estimate,” “predict,” “believe” and “expect” or the negative of these terms or other comparable terminology.  Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements.  Given these uncertainties, we caution investors and potential investors not to place undue reliance on such statements.  We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORPORATE CAPITAL TRUST, INC.

Dated: January 7, 2013	By:	/s/Paul S. Saint-Pierre
	Name:	Paul S. Saint-Pierre
	Title:	Chief Financial Officer